Mercer Gold Corp.
880-666 Burrard Street
Vancouver, British Colombia
V6E4S6

NEWS RELEASE

MERCER GOLD DRILL HOLE MGDH-01 ENCOUNTERS 11.4 METERS 2.36 GRAMS
PER TONNE GOLD AND 37.96 GRAMS PER TONNE SILVER AT GUAYABALES
GOLD PROJECT, COLOMBIA

DENVER, December 1/PRNewswire-First Call/ -- Mercer Gold Corporation ("Mercer Gold" or the "Company") (MRGP-OTCQB, AN4 -Frankfurt) has received confirmation of positive results from Hole MGDH-01 from the Guayabales Gold Project in the Marmato District in Caldas Department, Colombia.

Results for hole MGDH-01A were previously reported on November 24, 2010 and now include silver results. MGDH-01A intercepted 11.6 meters of 2.12 grams per tonne gold and 15.54 grams per tonne silver.

MGDH-01 intercepted 11.4 meters of 2.63 and 37.96 grams per tonne silver. High values included 10.3 grams per tonne gold and 388 grams per tonne silver.

Hole MGDH-01 was twinned to address recovery protocols and the gold results of that twin, MGDH-01A are aforementioned. Recovery from Hole MGDH-01 was, at times, below 50% in the stated zone and these results therefore may not be usable in any subsequent calculation of resources. Results for both gold and silver values are now available for both holes as shown in the table below. Additionally, both holes are demonstrated on the plan and section map attached.

Hole MGDH-01
Interval	Length (m)	Est. True Width (m)	Grams/tonne Au	Grams/tonne Ag
20.8- 42.5	21.7	18.0	1.702	28.43
28.8- 42.5	13.7	11.4	2.361	37.96

Hole MGDH-01A
Interval	Length (m)	Est. True Width (m)	Grams/tonne Au	Grams/tonne Ag
30-44	14	11.6	2.120	15.54
24-44	20	16.6	1.713	12.50
22-44	22	18.2	1.585	12.63

Mercer Gold Corporation – Cont’d

James Stonehouse, Mercer’s Country Manager stated, “These results present some complexities but they do confirm that the zone seems consistently mineralized. The higher values are good to see and in both drill holes the values appear to be distributed about the same way, with the best values on the margins of the zone. This understanding will help us with our interpretations going forward.”

Hole MGDH-01A, hole MGDH-01 and recently completed Hole MGDH-02 were targeted to determine true orientations of the previously described Encanto Target Zone and to prove vertical continuity to this important target area. Results from MGDH-02 are expected the week of December 13th.

The Encanto Zone is one of four target areas to be tested in the current 5000-meter drill program currently under way at Guayabales. Subsequent drilling will test deep, Marmato-type mineralization, a porphyry target delineated by geologic mapping and sampling, and an anomalous silver and arsenic area outlined in previous geochemical sampling.

Rahim Jivraj, Mercer’s President and CEO states, “Our last release on MGDH-01A only reported gold values. With each new result, I am encouraged by what the assays of our early drilling are revealing about our Guayabales gold project. These latest figures help to confirm our belief that the gold and silver values are consistent and high enough to warrant the complete program.”

Comments on Sampling, Assaying, and QA/QC: Mercer’s samples were collected in accordance with accepted industry standards and procedures. The program was carried out by Mercer personnel under close geologic supervision. Samples were submitted using in-house QA/QC protocols employing commercially purchased standards to Acme Laboratories commercial preparation laboratory in Medellin, Colombia. A series of commercially prepared standards was used to verify precision and accuracy in analysis.

About Mercer Gold Corporation

Mercer Gold Corporation is focused on gold exploration and resource definition in Colombia. The Company acquired the prospective Guayabales Project, located in the Marmato Gold District, Department of Caldas in early 2010. Mercer is exploring the Guayabales property and is seeking to acquire additional prospective gold properties in Colombia.

James M. Stonehouse, CA P.Geo. #5518, is a Qualified Person for the purposes of National Instrument 43-101 Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators. He has prepared, reviewed and verified the technical information contained in this news release.

For further information see: www.mercergoldcorp.com
Symbol: OTCQB – MRGP; Frankfurt AN4, WKN NO. A0MUN4.
Contact: Rob Grace, Investor Relations
Tel.: Toll-free North America 1-877-981-3130

Mercer Gold Corporation – Cont’d

IMPORTANT CAUTIONARY NOTE REGARDING CANADIAN DISCLOSURE STANDARDS

The Company is an “OTC Reporting Issuer” under BC Instrument 51-509, Issuers Quoted in the U.S. Over-the-Counter Markets, promulgated by the British Columbia Securities Commission. Accordingly, certain disclosure in this news release or other disclosure provided by the Company has been prepared in accordance with the requirements of securities laws in effect in Canada, which differ from the requirements of United States securities laws. In Canada, an issuer is required to provide technical information with respect to mineralization, including reserves and resources, if any, on its mineral exploration properties in accordance with Canadian requirements, which differ significantly from the requirements of the United States Securities and Exchange Commission (the “SEC”) applicable to registration statements and reports filed by United States companies pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. As such, information contained in this news release or other disclosure provided by the Company concerning descriptions of mineralization under Canadian standards may not be comparable to similar information made public by United States companies subject to the reporting and disclosure requirements of the SEC. This news release or other disclosure provided by the Company may use the terms “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources”. While these terms are recognized and required by Canadian regulations (under National Instrument 43-101, Standards of Disclosure for Mineral Projects), the SEC does not recognize them. United States investors are cautioned not to assume that any part or all of the mineral deposits in these categories will ever be converted to reserves. In addition, “inferred resources” have a great amount of uncertainty as to their existence and economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian securities legislation, estimates of inferred mineral resources may not form the basis of feasibility or pre-feasibility studies, or economic studies, except in rare cases. U.S. investors are cautioned not to assume that part or all of an inferred resource exists, or is economically or legally mineable.

Safe Harbor Statement

THIS NEWS RELEASE CONTAINS “FORWARD-LOOKING STATEMENTS”, AS THAT TERM IS DEFINED IN SECTION 27A OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE UNITED STATES SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. STATEMENTS IN THIS NEWS RELEASE, WHICH ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS AND INCLUDE ANY STATEMENTS REGARDING BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS REGARDING THE FUTURE.

EXCEPT FOR THE HISTORICAL INFORMATION PRESENTED HEREIN, MATTERS DISCUSSED IN THIS NEWS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH STATEMENTS. STATEMENTS THAT ARE NOT HISTORICAL FACTS, INCLUDING STATEMENTS THAT ARE PRECEDED BY, FOLLOWED BY, OR THAT INCLUDE SUCH WORDS AS “ESTIMATE,” “ANTICIPATE,” “BELIEVE,” “PLAN” OR “EXPECT” OR SIMILAR STATEMENTS ARE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS CONTAINED IN THIS NEWS RELEASE INCLUDE STATEMENTS RELATING TO THE COMPANY’S PLANS TO RECEIVE RESULTS, AND ITS EXPECTATION OF A FURTHER DRILL PROGRAM ON THE PROPERTY DURING THE NEXT 12 MONTHS. RISKS AND UNCERTAINTIES FOR THE COMPANY INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS ASSOCIATED WITH MINERAL EXPLORATION AND FUNDING AS WELL AS THE RISKS SHOWN IN THE COMPANY’S MOST RECENT ANNUAL AND QUARTERLY REPORTS ON FORM 10-K AND FORM 10-Q, RESPECTIVELY, AND FROM TIME-TO-TIME IN OTHER PUBLICLY AVAILABLE INFORMATION REGARDING THE COMPANY. OTHER RISKS INCLUDE RISKS ASSOCIATED WITH THE REGULATORY APPROVAL PROCESS, COMPETITIVE COMPANIES, FUTURE CAPITAL REQUIREMENTS AND THE COMPANY’S ABILITY AND LEVEL OF SUPPORT FOR ITS EXPLORATION AND DEVELOPMENT ACTIVITIES. THERE CAN BE NO ASSURANCE THAT THE COMPANY’S EXPLORATION EFFORTS WILL SUCCEED AND THE COMPANY WILL ULTIMATELY ACHIEVE COMMERCIAL SUCCESS. THESE FORWARD-LOOKING STATEMENTS ARE MADE AS OF THE DATE OF THIS NEWS RELEASE, AND THE COMPANY ASSUMES NO OBLIGATION TO UPDATE THE FORWARD-LOOKING STATEMENTS, OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS. ALTHOUGH THE COMPANY BELIEVES THAT THE BELIEFS, PLANS, EXPECTATIONS AND INTENTIONS CONTAINED IN THIS NEWS RELEASE ARE REASONABLE,

Mercer Gold Corporation – Cont’d

THERE CAN BE NO ASSURANCE THOSE BELIEFS, PLANS, EXPECTATIONS OR INTENTIONS WILL PROVE TO BE ACCURATE. INVESTORS SHOULD CONSIDER ALL OF THE INFORMATION SET FORTH HEREIN AND SHOULD ALSO REFER TO THE RISK FACTORS DISCLOSED IN THE COMPANY’S PERIODIC REPORTS FILED FROM TIME-TO-TIME WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

THIS NEWS RELEASE HAS BEEN PREPARED BY MANAGEMENT OF THE COMPANY WHO TAKES FULL RESPONSIBILITY FOR ITS CONTENTS. NONE OF FINRA, THE SEC NOR THE BRITISH COLUMBIA SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE CONTENTS OF THIS NEWS RELEASE. THIS NEWS RELEASE SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.
_______

1162000
1162100
1162200
1099100
1099000
PROPOSED
COMPLETE
GUAYABALES
GDH14
GDH15
MGDH-01A
MGDH-01
MGDH-02
MGDH-03
MGDH-05
EL ENCANTO
LOS COLORADOS
LA CACICA

EL ENCANTO SHEAR ZONE
2000.0 Z
1900.0 Z
1800.0 Z
1700.0 Z
1600.0 Z
1500.0 Z
0.0 X
100.0 X
200.0 X
300.0 X
400.0 X
500.0 X
MGDH-01A
MGDH-01
MGDH-02
LEGEND

MARMATO
N
S
E
W

Legend

Samples Au ppb
Au_ppb
0.00 - 50.00
50.01 - 100.00
100.01 - 200.00
200.01 - 300.00
300.01 - 500.00
500.01 - 1000.00
1000.01 - 4797.00
Contour Lines
Roads
Drainages
Bocaminas_location

Tunnel Values (Au)
AU_PPN
0.00 - 0.30 ppm
0.31 - 0.70 ppm
0.71 - 1.00 ppm
1.01 - 3.00 ppm
3.01 - 27.95 ppm
Company
Colombia Minerals
CMC Drill Holes
Au values
0-0.3 ppm
0.3-0.7 ppm
0.7-1 ppm
1-3 ppm
3-50 ppm
DH Holes Plotted
Company
Mercer Gold
Propose Holes

IDW Gold Values Anomaly Prediction Map
[Samples].[Au_ppb]
Hillshade
Filled Contours
0 - 50
50 - 100
100 - 200
200 - 300
300 - 500
500 - 1,000
1,000 - 4,797

GUAYABALES GOLD PROJECT

BASE MAP: DRILL HOLE LOCATION MAP

Gis Info: Colombia West Zone Coordinate System

50 25 0 50
Meters
1:2,000

MERCER GOLD CORPORATION

C:\Proyectos\Mercer Gold\Guayabales\GIS Projects\Project maps\1500 An\Guayabales_Proposed Drill Holes 02-10-2010 Drill Holes Geology+Au Anomaly+Modelo sin relleno 1 hoja A4 V0.mxd